JANUARY 30, 1996

                     DELAWARE GROUP DECATUR FUND, INC.

                            DECATUR INCOME FUND
                         DECATUR TOTAL RETURN FUND
                          A CLASS/B CLASS/C CLASS


                 Supplement To Prospectus Dated January 30, 1996

The following supplements the information that appears in the section of the Prospectus "Buying Shares":

     For the limited period from December 1, 1995 through April 30, 1996, investors who held shares in any class of any Delaware Group fund as of December 1, 1995 may purchase Class A Shares of Decatur Income Fund or Decatur Total Return Fund at net asset value through the Delaware Group Asset Planner service if such shares are being purchased with proceeds from the redemption of shares of a fund (other than a money market fund) outside of the Delaware Group of Funds. The Investment Application and check for such a transaction should note that the investment is being made under the "NAV/Asset Planner Accommodation Program."

Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in Decatur Income and Decatur Total Return Funds' Prospectus. Exchanges from existing, non-retirement Delaware Group accounts into the Asset Planner service may require two business days to be processed in order to minimize the potential taxable events related to the transfer.